Fair Value Measurement	3 Months Ended
Sep. 30, 2024
Fair Value Measurement [Abstract]
Fair value measurement

Note 17 — Fair value measurement

The Company did not have any assets or liabilities measured at fair value on a recurring basis as of June 30, 2024. The following table provides information related to the Company’s assets and liabilities measured at fair value on a recurring basis as of September 30, 2024 and September 26, 2024 (issuance date):

September 30, 2024	Carrying Value	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Liabilities:
Earnout liabilities	$5,737,868	$—	$—	$5,737,868
Total	$5,737,868	$—	$—	$5,737,868
September 26, 2024 (issuance date)	Carrying Value	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Liabilities:
Earnout liabilities	$5,688,007	$—	$—	$5,688,007
Total	$5,688,007	$—	$—	$5,688,007

The earnouts based on revenue have been classified within Level 3 of the hierarchy as the fair value is derived using a Monte Carlo simulation analysis in a risk neutral framework, which uses a combination of observable (Level 2) and unobservable (Level 3) inputs. Key estimates and assumptions impacting the fair value measurement include the Company’s revenue forecasts as well as the assumptions listed in tables below. The fair value measurement associated with the earnout liability is highly sensitive to changes in stock price and forecasted amounts for revenue through June 2025. Any changes to stock price and forecasted revenues through June 2025 will result in remeasurement of the earnout liability and could result in material gains or losses being recognized in the statement of operations.

The Company estimated the fair value per share of the underlying common stock based, in part, on the results of third-party valuations and additional factors deemed relevant. The risk-free interest rate was determined by reference to the U.S. Treasury yield curve for time periods approximately equal to the remaining contractual term of the earnouts.

Prior to the Business Combination, the Company was a private company and lacked company-specific historical and implied volatility information of its stock, and as such, the expected revenue volatility was based on historical volatility of industry outlook and the expected revenue volatility and stock volatility was based on the historical volatility of publicly traded peer companies for a term equal to the remaining expected term of the earnout period. The input for the based monthly revenue were based on actual revenue for the three months ended September 30, 2024.

The following table presents the observable and unobservable inputs of the earnout liability for earnout shares based on revenue targets as of September 30, 2024:

		September 30, 2024	September 26, 2024
Inputs	Input Method	Input Value	Input Value
Stimulated forecast of base monthly revenue	Unobservable	$7.4 million	$7.4 million
Industry revenue growth	Unobservable	1.7%	1.7%
Revenue volatility	Unobservable	30.5%	30.5%
Stock volatility	Unobservable	103.3%	103.2%
Stock price	Observable	$11.35	$11.20
Risk-free rate	Observable	4.18%	4.16%
Term	Observable	0.75 Years	0.76 Years

The following table summarizes the activity for the Company’s Level 3 instruments measured at fair value on a recurring basis:

Earnout Liabilities
Balance as of June 30, 2024	$—
Issuances – September 26, 2024	5,688,007
Change in fair value	49,861
Balance as of September 30, 2024 (Unaudited)	$5,737,868